EXHIBIT 10.33


                            DESIGN SERVICES AGREEMENT

         THIS DESIGN SERVICES AGREEMENT (this "AGREEMENT") is made and entered into on the 27th day of February, 2008, to be effective as of November 15, 2007 (the "EFFECTIVE DATE"), by and between (i) WILLIAM RAST SOURCING, LLC, a California limited liability company, located at 150 West Jefferson Boulevard, Los Angeles, CA 90007 (the "COMPANY"), and (ii) PARIS68 LLC, a New York limited liability company ("DESIGNER"), JOHAN LINDEBERG ("JL") and MARCELLA LINDEBERG "(ML"), each located at 510 LaGuardia Place, New York, NY 10002. The Company, Designer, JL and ML are sometimes referred to herein as a "PARTY" and collectively, as the "PARTIES."

                                    RECITALS

         A. The Company licenses rights to the trademark "William Rast" and is in the business of designing, sourcing the manufacture of, and selling William Rast(TM) branded apparel.

         B.       Designer, in part by utilizing the personal services of JL and
                  ML,  provides  design,   sourcing,   sampling,  and  marketing
                  services for apparel products.

         C. The Company desires to engage Designer, and obtain the personal services of JL and ML, to develop a full line of men's and women's William Rast(TM) branded apparel.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

         1.1 "CONTRACT YEAR" means any of Contract Year 1, Contract Year 2 and Contract Year 3, where "CONTRACT YEAR 1" means the period commencing on January 1, 2008 and continuing until December 31, 2008; "CONTRACT YEAR 2" means the period commencing on January 1, 2009 and continuing until December 31, 2009; and "CONTRACT YEAR 3" means the period commencing on January 1, 2010 and continuing until December 31, 2010.

         1.2 "OFF-PRICE TRANSACTIONS" shall mean bona fide sales by the Company of Products to unaffiliated third parties at a discount of at least 40% off the Company's initial list price for such Products.

         1.3 "NET SALES" shall mean, for the applicable Royalty Period, (i) 100% of the gross sales price of the Products invoiced by the Company during the Royalty Period in transactions other than Off-Price Transactions, plus (ii) 70% of the gross sales price of the Products invoiced by the Company during the Royalty Period in Off-Price Transactions, LESS (iii) price allowances and customary and usual trade discounts granted, returns actually credited and freight separately charged during the Royalty Period, LESS (iv) Uncollectable Amounts recognized


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                  during the  Royalty  Period.  Taxes on Net Sales such as value added taxes or its equivalent shall be deducted and separately listed. Any Uncollectable Amounts deducted in calculating Net Sales for any Royalty Period and subsequently collected by the Company shall be included in the calculation of Net Sales for the Royalty Period during which the Company collects such amount. Notwithstanding the foregoing, in calculating Net Sales, no deduction from the gross sales price for the Products shall be taken for costs incurred by the Company in connection with the manufacture (i.e., costs of goods) or sales, marketing or distribution (including internal sales commissions) of the Products.

         1.4 "PERSON" means any individual, partnership, joint venture, corporation, limited liability company, trust, estate or unincorporated organization.

         1.5 "PRODUCT CATEGORIES" means, for each Season, a men's and women's collection of apparel products comprised of styles in one or more product categories (e.g., shirts, pants, skirts) identified in writing by the Company in advance of such Season.

         1.6 "PRODUCTS" means men's and women's apparel products in the Product Categories bearing the Trademark.

         1.7 "SEASON" means one of the major divisions of the year when a new collection of apparel products is first marketed for sale to apparel wholesalers and retailers. The Seasons for each Contract Year are identified on Exhibit A attached hereto.

         1.8 "SERVICES" means the design, sourcing, sampling, and marketing services for the Products in the Product Categories, as further described in Exhibit B attached hereto. The Services include the delivery by Designer to the Company for each Season of the deliverables identified on Exhibit A at the times identified on Exhibit A.

         1.9      "TRADEMARK" means the trademark William Rast(TM).

         1.10 "UNCOLLECTABLE AMOUNTS" means, with respect to sales of the Product, those sales invoiced to an unaffiliated third party and unpaid by such third party and, thereafter, classified as "bad debt" or "uncollectable amounts" on the Company's financial statements; PROVIDED, that in no case shall any unpaid amounts on any invoice be deemed an Uncollectable Amount unless and until such amount is more than ninety (90) days outstanding.

2.       PROVISION OF SERVICES; EXCLUSIVITY.

         2.1 SERVICES. Effective as of the Effective Date, the Company hereby retains Designer to perform the Services for and on behalf of the Company, and Designer hereby agrees to perform the Services. Designer agrees that substantially all of the Services performed by Designer hereunder shall be performed, directed or managed by JL and ML, each of whom shall devote such time, effort and skill as is necessary for the proper delivery of the Services and compliance with this Agreement. Designer, JL and ML will undertake commercially reasonable efforts to ensure that all deadlines in respect of the design and completion of each Season are met.


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         2.2      APPROVALS.  All  Services  will be  performed  subject  to the
                  Company's   reasonable  approvals  and  controls  (which  such
                  approvals and controls shall not be unreasonably withheld, conditioned or delayed), including with respect to category, design, style, fabric, and pricing for each Season, and Designer's performance will be measured against its delivering
                  Products   that  meet  the   Company's   reasonable   approved
                  specifications as communicated to Designer in writing from time to time.

         2.3 PROMOTIONAL SERVICES. As requested in writing by the Company on reasonable advance notice, JL shall make public appearances and perform other reasonable in-person services on up to ten
                  (10) calendar days (each day limited to six (6) hours in duration, exclusive of travel time) per Contract Year at no additional cost to the Company, other than prompt reimbursement for reasonable third-party costs such as for transportation and accommodations; PROVIDED, that all travel, transportation and accommodations shall be at business class or the equivalent standard or, if business class is not available, at first class or the equivalent standard.

         2.4 EXCLUSIVE TO THE COMPANY. Except as set forth herein, Designer, JL and ML shall provide the Services exclusively for the Company solely with respect to apparel in the Product Categories, and shall not provide any Services for any other brand or Person solely with respect to apparel in the Product Categories, except for:

                  2.4.1 (i) J.Lindeberg(TM) branded apparel and any derivative thereof, and (ii) one or more yet to be launched brands of apparel with retail price-points substantially different than the retail price-points for the Products;

                  2.4.2 any Person manufacturing or designing apparel sold in distribution channels other than the distribution channels through which the Products are sold (including, without limitation, Wal-Mart, or departments within department stores that do not sell brands similar to the Products at retail price-points comparable to those at which the Products are sold); and

                  2.4.3 any Person manufacturing or designing in the Product Categories, with price-points substantially different than the price-points for the Products, and not using, utilizing, associated or otherwise distributed in connection with the name Bologna68, Paris68, Johan Lindeberg or Marcella Lindeberg.

Notwithstanding the foregoing, the Company acknowledges and agrees that Designer, JL and ML may perform Services for other apparel and non-apparel clients for: (a) apparel in categories not included in the Product Categories, such as men's and women's tailoring, women's eveningwear, lingerie, underwear, socks, swimwear, active sportswear, golfwear, skiwear, accessories or shoes, and
(b) high-end designer fashion, mass-market apparel, and lower-end price point apparel, even if such apparel includes apparel in categories included in the Product Categories.

         2.5      NON-EXCLUSIVE   TO  DESIGNER.   The  Company   shall  have  no
                  obligation to use Designer, JL or ML exclusively in the performance of the Services, and may perform the Services directly or engage a third party to perform the Services. Notwithstanding the foregoing, upon the direct performance by


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                  the Company of the Services or the engagement of a third party to perform the Services, the Company shall continue to fulfill all of its obligations set forth under this Agreement. All apparel that is the subject of such direct or third party services pursuant to this SECTION 2.5 shall not constitute Products under the Agreement.

         2.6 PRODUCTION OBLIGATIONS BY THE COMPANY. With the exception of one (1) set of the prototype samples per Season per Contract Year, the production of which constitute part of the Services to be provided by Designer hereunder, the Company will sample, manufacture and distribute, at its sole cost and expense, all of the Products derived from Designer's Services. The Company shall bear all of the costs and expenses incurred in connection with the manufacture and production of the Products including, without limitation, the duplicate sampling, manufacture and production of all trims, piece goods and other materials used for the Products produced under this Agreement.

         2.7 COMPLIANCE WITH LAW. The Company shall comply with all laws, statutes, ordinances, orders, constitutions, charters, treaties, rules or regulations relating to the manufacture, production, marketing, advertising and distribution of the Products ("APPLICABLE LAW"), and will promptly notify Designer if the Company has received notice of any alleged violation of or claim under any Applicable Law. The Company shall indemnify and hold harmless Designer, JL and ML from any Claim (as defined below) that any such Party may suffer or incur as a result of the Company's failure to comply with or breach of any Applicable Law.

3.       COMPENSATION; AUDIT.

         3.1 DESIGN FEES. For the Services, including, without limitation, the delivery by Designer to the Company of the deliverables identified on EXHIBIT A at the times set forth on EXHIBIT A, the Company has paid Designer an aggregate of $400,000 in design fees for the period from the Effective Date to the date immediately preceding the date of this Agreement, shall pay Designer design fees of $190,909.09 concurrently with the execution and delivery of this Agreement, and shall pay Designer the following design fees in the amounts set forth below (collectively, the "DESIGN FEES"):

DATE (FOR THE PERIOD OF:)                                 AMOUNT
-------------------------                                 ------

March 1, 2008 - December 31, 2008          $1,909,090.90 ($190,909.09 per month)
January 1, 2009 - December 31, 2009        $2,000,000.00 ($166,666.67 per month)
January 1, 2010 - December 31, 2010        $2,000,000.00 ($166,666.67 per month)


All Design Fees are non-refundable and, to the extent not heretofore paid, shall be due and payable in the monthly amounts set forth above on the fifteenth
(15th) day of the month in the periods set forth herein; PROVIDED, that Designer has performed all of Designer's material obligations under this Agreement as of the date such payment is scheduled to be made, including, without limitation, the delivery by Designer of all deliverables that Designer is scheduled to deliver to the Company as set forth on EXHIBIT A prior to such payment date. If as of any payment date, Designer has not delivered all deliverables scheduled to


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be  delivered  by Designer as of such  payment  date,  the Company may  withhold payment of all Design Fees until such deliverables have been delivered by Designer in accordance with this Agreement.

         3.2 ROYALTY. For the Services, and in addition to the Design Fees payable as provided in SECTION 3.1 above, with respect to Contract Year 2 and Contract Year 3 only, the Company shall pay to Designer a royalty (the "ROYALTY") equal to the Applicable Percentage of Net Sales of the Products, calculated with respect to Contract Year 2 and Contract Year 3, as follows:


         NET SALES                                   APPLICABLE PERCENTAGE
         ---------                                   ---------------------

         First $7.5 million                                No Royalty
         $7.5 million to $20 million                          7.0%
         Over $20 million                                     5.0%

The Royalty, if any, owed Designer shall be calculated on a quarterly calendar basis (the "ROYALTY PERIOD") and shall be payable no later than forty-five (45) days following the end of the applicable Royalty Period. An obligation by the Company to pay a Royalty to Designer shall accrue when Products are sold regardless of the time of collection by the Company; PROVIDED, that the amount of Royalty shall be calculated only with respect to amounts actually collected by the Company. Products shall be considered "sold" upon the date of billing, invoicing, shipping or payment, whichever event occurs first. For each Royalty Period, the Company shall provide Designer with a written royalty statement, which statement shall provide a reasonably detailed calculation of the Net Sales for the applicable Royalty Period and computation of the amount of Royalty, if any, payable hereunder. For purposes of clarity, the Company's obligation to pay Designer a Royalty shall apply only with respect to Net Sales that occur during Contract Year 2 and Contract Year 3, notwithstanding that Net Sales may occur during Contract Year 1 or after Contract Year 3.

Notwithstanding this SECTION 3.2 to the contrary, the Company shall have no obligation to pay any portion of a Royalty if, immediately after the payment of such Royalty, the cumulative amount of Design Fees and Royalties paid by the Company to Designer from the inception of this Agreement exceeds an amount equal to thirty-three percent (33%) of the cumulative amount of Net Sales from the inception of this Agreement (the "ROYALTY CAP"). The Royalty Cap shall be determined at the end of the Term (whether upon expiration or earlier termination), and any Royalties paid by the Company to Designer in excess of the Royalty Cap shall be refunded by Designer to the Company within thirty (30) days following expiration or earlier termination of the Term.

         3.3 AUDIT. Designer and/or its designated representative (including its counsel and/or accountants) shall have the right, upon at least five (5) days written notice and no more than two (2) times per calendar year, to inspect the Company's books and records and all other documents and material in the possession of or under the control of the Company with respect to the calculation of the Royalty, if any, payable to Designer hereunder, at the place or places where such records are normally retained by the Company. If such inspection reveals a discrepancy in the amount of Royalty owed Designer from what was actually paid, the Company shall pay such discrepancy. If


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                  such  discrepancy  is in  excess of five  percent  (5%) of the amount of the Royalty that should have been paid to Designer, the Company shall also reimburse Designer for the cost of such
                  inspection   including   any   attorneys'   fees  incurred  in
                  connection therewith. All books and records related to the Company's obligations hereunder shall be maintained and kept accessible and available to Designer (and its representatives and agents) for inspection for at least two (2) years after termination of this Agreement.

         3.4 PROCEDURE FOR RESOLVING DISAGREEMENTS. If the Company and Designer cannot agree with respect to the calculation of any Royalty paid pursuant to SECTION 3.2 following an audit conducted in accordance with SECTION 3.3, then they shall negotiate in good faith for a period of thirty (30) days from the date Designer first notifies the Company of any such disputed Royalty payment (the "RESOLUTION PERIOD") to resolve any disagreement as to such Royalty. If the Company and Designer are unable to resolve all disagreements with respect to such Royalty during the Resolution Period, then such disagreements shall be submitted for final and binding resolution to a neutral nationally-recognized accounting firm to resolve such disagreements (the "ACCOUNTING ARBITRATOR"). The Accounting Arbitrator shall be selected by mutual agreement of the Company and Designer; provided, that if, within thirty (30) calendar days after the termination of the Resolution Period, the parties are unable to agree on a neutral accounting firm to act as Accounting Arbitrator, then the American Arbitration Association ("AAA") in Los Angeles, California shall select the Accounting Arbitrator, who shall make a determination as to the matters set forth in the notice of disagreement in accordance with the Commercial Arbitration Rules of the AAA. All AAA proceedings shall be conducted in Los Angeles, California. The determination of the Accounting Arbitrator shall be final and binding. The fees, expenses and costs of the Accounting Arbitrator shall be paid by the party whose final calculation of such disputed Royalty was different by the greater amount from that of the Accounting Arbitrator.

         3.5 EXPENSE REIMBURSEMENT. The Company shall reimburse Designer for pre-approved (in writing), third party, out-of-pocket expenses incurred by Designer in connection with Designer's provision of Services hereunder (including, without limitation, travel, samples, seamstress, prototype development, pattern making and any design related services), of up to $200,000 per Contract Year; provided, that any expenses incurred by JL in performing the obligations set forth under SECTION 2.3 shall not be deemed to be part of or calculated under such cap on reimbursements. Unless otherwise agreed to by the Company or as set forth herein, all expenses incurred by Designer in performing Services excess of such amount per Contract Year shall be paid by Designer.

4.       TERM AND TERMINATION.

         4.1 TERM. The term (the "TERM") of this Agreement shall commence as of the Effective Date and continue for an initial period expiring on December 31, 2010 unless earlier terminated as provided herein. The Term may be extended for one or more additional periods only upon the written agreement of the Company and Designer.

         4.2 TERMINATION FOR CONVENIENCE. The Company shall have the right, exercisable by delivery of written notice to Designer no later than September 30 of the then-current Contract Year, to terminate this Agreement at December 31 of the then-current


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                  Contract Year.  Designer shall have the right,  exercisable by delivery of written notice to the Company no later than September 30, 2009, to terminate this Agreement at December 31, 2009. If either the Company or Designer exercises its right to terminate this agreement for convenience, as provided in this Section, Designer shall continue to provide the Services through the end of the then-Contract Year (subject to the Company's continuing satisfaction of its obligations under the Agreement), and the Company shall continue to pay Designer all Design Fees and Royalties due and payable through the end of the then-Contract Year.

         4.3 AUTOMATIC TERMINATION. This Agreement terminates automatically on the occurrence of any of the following events: (i) the bankruptcy, insolvency, liquidation or dissolution of the Company or Designer; (ii) the death or disability (continuing for more than 90 days) of JL.; or (iii) any loss by the Company of its right to license the Trademark, including the termination of any license relating to such Trademark by the owner of such Trademark.

         4.4 TERMINATION FOR BREACH. The Company may terminate this Agreement immediately if any of Designer, JL or ML fails to perform or comply with one or more of its, his or her material obligations under this Agreement and fails to cure that breach within thirty (30) days of written notice thereof. Designer may terminate this Agreement immediately if the Company fails to perform or comply with one or more of its material obligations under this Agreement and fails to cure that breach within thirty (30) days of written notice thereof.

5.       CONFIDENTIALITY; PRESS RELEASE; NON-SOLICITATION.

         5.1 CONFIDENTIAL MATERIAL. Designer acknowledges that the Company's trade secrets, including, without limitation, price lists, pricing information, customer lists, customer names and contacts, trade knowledge, financial information, financial projections, unprinted and printed data, and other tangible or intangible property and all inventions, including, without limitation, any and all processes, innovations, ideas, designs, developments, methods, and other discoveries or developments whether or not patentable, all know-how, modifications or improvements to any of the foregoing, and all related tangible or intangible property, constitute confidential material (the "CONFIDENTIAL MATERIAL") which (i) are valuable, confidential, proprietary and unique information and trade secrets of the Company, and (ii) are and shall remain the sole and exclusive property of the Company. Designer further acknowledges that the Company shall have, in addition to other remedies available at law, the right to enjoin the use of the Confidential Material in any manner conflicting with this Agreement or in derogation of the Company's proprietary rights, and that other remedies are inadequate to protect the Company's rights in the Confidential Material.

         5.2 NON DISCLOSURE. Other than in connection with the performance of its obligations under this Agreement, or to the extent required by law or judicial process, Designer shall not use for its own benefit, nor disclose to any third party, any Confidential Material. Designer shall inform its employees and agents who may come into contact with the Confidential Material that it is confidential in nature, and Designer shall take reasonable precautions to prevent the unauthorized exploitation, transfer, or disclosure by such employees and agents. If Designer is requested by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand or similar process to disclose any Confidential Material, Designer will, if legally permissible, provide the Company with immediate


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                  notice  of such  request  so that  the  Company  may  consider seeking a protective order in respect thereof. Designer agrees to cooperate with the Company, at the Company's sole cost
                  (including  reasonable   attorney's  fees  of  Designer),   in
                  connection with any reasonable action undertaken by the Company to protect any unauthorized disclosure or use of any Confidential Material. Notwithstanding anything to contrary set forth herein, Confidential Material or a disclosure in breach of SECTION 5 shall not include: (a) any disclosure of Confidential Material authorized by the Company, its agents or employees or required by law or any regulatory or government authority; (b) any Confidential Material already known or independently developed by Designer, JL or ML or any of their affiliates or subsidiaries; (c) any Confidential Material obtained without restriction as to disclosure from a third
                  party   legitimately   in   possession   of  it;  or  (d)  any
                  Confidential Material which is or becomes part of the public domain save by way of a breach of this Agreement.

         5.3 PRESS RELEASE. The Company and Designer shall work together in good faith to prepare and issue any press releases with respect to this Agreement and the Services to be provided hereunder, and no Party shall issue any such press release and/or make any such public statement without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the Company may disclose the terms of this Agreement if and to the extent required by applicable law or stock exchange rules, provided that the Company shall use commercially reasonable efforts to obtain "confidential treatment" of the Agreement with the SEC (or equivalent treatment by any other governmental entity) and to redact such terms as are reasonably requested by the other party.

         5.4      NON-SOLICITATION.  From  and  after  the  Effective  Date  and
                  continuing   until  the  first   (1st)   anniversary   of  the
                  termination or expiration of this Agreement, except in connection with the Services to be provided by Designer, JL and ML hereunder, neither the Company, on the one hand, or Designer, JL or ML, on the other hand, nor any of its affiliates or subsidiaries, shall solicit, hire or otherwise engage any employee or consultant of the other Party, without such other Party's prior written consent.

6.       INTELLECTUAL PROPERTY RIGHTS.

         6.1 RIGHTS TO THE TRADEMARK. As between Designer and the Company, Designer acknowledges the Company's exclusive rights in the Trademark and, further acknowledges that the Trademark is unique and original to the Company and the Company is the owner or licensee thereof. Designer shall not, at any time during or after the Term of this Agreement, dispute or contest, directly or indirectly, the Company's exclusive right and title to the Trademark, or the validity thereof. Designer agrees that its use of the Trademark inures to the benefit of the Company and that the Designer shall not acquire any rights in the Trademark.

         6.2 DESIGN RIGHTS. Designer acknowledges and agrees that the Company shall own all design rights relating to the Products, regardless of whether such designs were created by the Company or by or on behalf of Designer. Designer agrees to make, procure and execute all assignments necessary to vest ownership of design rights in the Company. All designs created by Designer for the Products shall be used exclusively by Designer for the Products and may not be used by Designer under any other trademark or private label without the prior written consent of the Company. Designer shall disclose and freely make available to the Company any and all developments or improvements it may make relating to the Products and to their manufacture, promotion and sale.

         6.3 OWNERSHIP OF COPYRIGHT. Any copyrights created by or for Designer under this Agreement in any sketch, design, print, package, label, tag or the like designed and approved for use in connection with the Products will be the property of the Company. Designer may not, at any time, do or otherwise suffer to be done any act or thing that will adversely affect any rights of the Company in such copyrights and will at the Company's written request (and at the Company's sole cost and expense) do all things reasonably required by the Company to protect such rights, including the placement of appropriate notices of copyright ownership.

         6.4 PROTECTING THE INTELLECTUAL PROPERTY. Designer, ML and JL agree to execute any documents reasonably requested by the Company to effect any of the above provisions, at the Company's sole cost and expense.

         6.5 RIGHTS TO JL AND ML NAME AND LIKENESS. The Company shall have the right, but not the obligation, to use JL's and ML's name and likeness to identify each of them as the designers of the Products in connection with the promotion, marketing and sale of the Products, but only with prior written approval of each of JL and ML, which approval will not be unreasonably withheld. JL and ML, respectively, shall have sole approval, in his or her respective sole discretion, in the manner and nature in which their respective name and likeness is used in connection with any marketing, promotion and other activities related to the sale and manufacture of the Products. The Company and its employees and associates and its affiliates and subsidiaries shall not, directly or indirectly, use the brand name "J.Lindeberg" or any derivation thereof in any communication (oral, written or otherwise) regarding the Services. The Company hereby acknowledges that the name and likeness of JL and ML and any intellectual property rights associated therewith belong to and is owned solely by JL, ML and Designer, subject only to the Company's limited rights with respect thereto as described herein. The Company, and its affiliates and subsidiaries, shall not, at any time during or after the Term of this Agreement, dispute or contest, directly or indirectly, JL's, ML's and Designer's exclusive ownership and right to the name and likeness of JL and ML, or the validity thereof. The Company agrees that its use of the name and likeness of JL and ML inures to the benefit of each of JL, ML and Designer and the Company shall not acquire any rights in the name and likeness of JL and/or ML.

7.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS.

         7.1 BY THE COMPANY. The Company represents, warrants, and undertakes as follows: (i) it is free to enter into and fully perform this Agreement, including granting the rights set forth herein; (ii) it will use its commercially reasonable efforts to manufacture, distribute, market, promote and sell the Products; (iii) it will use its commercially reasonable efforts to collect all amounts invoiced to third parties in connection with sales of the Products; and (iv) any statement made by the Company about any of Designer, JL or ML will be of a positive nature and it will not, whether during the Term or thereafter, intentionally do anything which disparages or materially and adversely affects the image of the Designer, JL or ML.

         7.2 BY DESIGNER, JL AND ML. Each of Designer, JL and ML represents, warrants, and undertakes as follows: (i) such Party is free to enter into and fully perform this Agreement and to perform and provide the Services and other obligations as set forth herein without violating the rights of any third party whatsoever or the terms of any other agreement between such Party and a third party; (ii) any designs provided by such Party hereunder shall not infringe upon or violate any intellectual property rights of any third party of any nature whatsoever; and (iii) any statement made by such Party about the Company and the Products will be of a positive nature, and during the Term and thereafter, none of Designer, JL or ML shall intentionally disparage such Party's present or past association with the Company.

8. INDEMNITY. The Company hereby indemnifies and holds harmless each of Designer, JL and ML from and against, any and all claims, demands, costs, damages, liabilities, expenses, penalties (including without limitation reasonable attorneys' fees) (each, a "CLAIM") arising out of, or in connection with (i) a breach by the Company of any provision of this Agreement, or (ii) the manufacture, distribution, marketing, promotion, use or consumption of the Products (including the breach of any Applicable Laws or any Claims arising out of the disclosures by the Company made pursuant to SECTION 5.3), excluding any Claims arising out of the gross negligence or willful misconduct of Designer, JL or ML. Each of Designer, JL and ML hereby indemnifies and holds harmless the Company, its agents and employees from all Claims arising out of, or in connection with a breach by the Designer of any provision of this Agreement, excluding any Claims arising out of the gross negligence of willful misconduct of the Company, its agents or employees.

9.       MISCELLANEOUS.

         9.1 INDEPENDENT CONTRACTOR. It is the intention of the Parties that Designer, JL and ML are, and shall be deemed to be, independent contractors in connection with their engagement by the Company, and nothing contained herein shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment or other similar relationship between the Company and any of Designer, JL and ML.

         9.2 ASSIGNMENT. No party may transfer any rights or delegate any duties provided for under the terms of this Agreement without the prior written consent of the other Parties, which consent shall not be unreasonably withheld. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns.

         9.3 NOTICES. All notices, requests, consents and other communications that are required or permitted hereunder shall be in writing and shall be delivered personally, sent by telecopier or facsimile transmission and confirmed by mailing a confirmation copy registered or certified air mail, postage prepaid or mailed by certified or registered mail, postage prepaid, return-receipt requested (in which case it shall be deemed given two business days after mailing) to the addresses listed in the introductory paragraph of this Agreement. Such address may be changed from time to time by either party by providing written notice to the other in the manner set forth in this SECTION 9.3.

         9.4      GOVERNING  LAW.  This  Agreement  and  any  contract  of  sale concluded in accordance with this Agreement shall be interpreted and their effects shall be determined in accordance with the laws of the State of California, without regard to the conflicts of laws and principles thereof.

         9.5 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason or in any respect whatsoever, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         9.6 WAIVER. The waiver by any party hereto of any breach or default shall not constitute a waiver of any different or subsequent breach or default. No waiver to this Agreement shall be effective unless stated in writing and signed by authorized representatives of all parties.

         9.7 ENTIRE AGREEMENT. This Agreement, when signed by the authorized representatives of all parties hereto, shall constitute the only agreement among them with respect to the subject matter hereof and shall supersede all prior agreements, oral or written, including the Memorandum of Terms, dated as of October 18, 2007. This Agreement may be amended only by a writing singed by all Parties hereto.

         9.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.


                                  WILLIAM RAST SOURCING, LLC,
                                  a California limited liability company


                                  By:  /s/ Colin Dyne
                                       -----------------------------------------
                                       Colin Dyne
                                  Its: Manager


                                  PARIS68, LLC,
                                  a New York limited liability company


                                  By:  /s/ Johan Lindeberg
                                       -----------------------------------------
                                       Johan Lindeberg
                                  Its: Manager

                                  /s/ Johan Lindeberg
                                  ----------------------------------------------
                                  Johan Lindeberg

                                  /s/ Marcella Lindeberg
                                  ----------------------------------------------
                                  Marcella Lindeberg

                                    EXHIBIT A

                            SEASONS AND DELIVERABLES

                                                                                            2008             2008             2008
FINANCIAL          PARIS 68 IN CONJUNCTION WITH            WILLIAM RAST               FALL 1 START     FALL 2 START    HOLIDAY START
RESPONSIBILITY     WILLIAM RAST
Paris 68           Initial Merchandising Review
                     and Initial SKU Plan                                                 07/19/07         07/19/07         07/19/07
Paris 68           First and subsequent reviews                                           09/02/07         09/02/07         09/02/07
Paris 68           Finalize SKU PLAN- START First
                     Samples                                                              09/16/07         09/16/07         09/16/07
Paris 68           First Samples and Costings due                                         11/15/07         11/15/07         11/15/07
                   LINE FINALIZED                                                         01/15/08         01/15/08         01/15/08
William Rast       Sales Samples complete                  Sales Samples complete         02/01/07         02/01/07         04/20/07
                                                           SELLING START                    2/1/08           2/1/08           2/1/08
                                                           -------------------------------------------------------------------------
                                                           SELLING CUT OFF                 3/25/08          4/28/08          6/28/08
                                                           =========================================================================
Paris 68           Fit Samples due- Final Tech Pack due    Fitting Complete                 3/3/08           5/3/08           7/3/08
William Rast                                               Production  START                3/6/08           5/6/08           7/6/08
START DELIVERY                                                                              6/1/08           8/1/08          10/1/08
FINAL DELIVERY                                                                             7/30/08          9/30/08         11/30/08


                                                                                            2009              2009            2009
FINANCIAL          PARIS 68 IN CONJUNCTION WITH            WILLIAM RAST             SPRING 1 START    SPRING 2 START    SUMMER START
RESPONSIBILITY     WILLIAM RAST
Paris 68           Initial Merchandising Review
                     and Initial SKU Plan                                                 01/15/08          01/15/08        01/15/08
Paris 68           First and subsequent reviews                                           01/22/08          01/22/08        01/22/08
Paris 68           Finalize SKU PLAN- START First
                     Samples                                                              02/05/08          02/05/08        02/05/08
Paris 68           First Samples and Costings due                                         03/06/08          03/06/08        03/06/08
                   LINE FINALIZED                                                         04/05/08          04/05/08        04/05/08
William Rast       Sales Samples complete                  Sales Samples complete         06/21/08          06/21/08        06/21/08
                                                           SELLING START                    7/1/08            7/1/08          7/1/08
                                                           -------------------------------------------------------------------------
                                                           SELLING CUT OFF                 8/27/08          10/28/08        12/24/08
                                                           =========================================================================
Paris 68           Fit Samples due- Final Tech Pack due    Fitting Complete                 9/2/08           11/3/08          1/1/09
William Rast                                               Production  START                9/5/08           11/6/08          1/4/09
START DELIVERY                                                                             12/1/08            2/1/09          4/1/09
FINAL DELIVERY                                                                             1/31/09           3/30/09         5/30/09


                                                                                            2009              2009            2009
FINANCIAL          PARIS 68 IN CONJUNCTION WITH            WILLIAM RAST               FALL 1 START      FALL 2 START   HOLIDAY START
RESPONSIBILITY     WILLIAM RAST
Paris 68           Initial Merchandising Review
                     and Initial SKU Plan                                                 05/10/08          05/10/08        05/10/08
Paris 68           First and subsequent reviews                                           06/24/08          06/24/08        06/24/08
Paris 68           Finalize SKU PLAN- START First
                     Samples                                                              07/08/08          07/08/08        07/08/08
Paris 68           First Samples and Costings due                                         09/06/08          09/06/08        09/06/08
                   LINE FINALIZED                                                         10/06/08          10/06/08        10/06/08
William Rast       Sales Samples complete                  Sales Samples complete         12/22/08          12/22/08        12/22/08
                                                           SELLING START                    1/1/09            1/1/09          1/1/09
                                                           -------------------------------------------------------------------------
                                                           SELLING CUT OFF                 2/27/09           4/28/09         6/28/09
                                                           =========================================================================
Paris 68           Fit Samples due- Final Tech Pack due    Fitting Complete                 3/3/09            5/3/09          7/3/09
William Rast                                               Production  START                3/5/09            5/6/09          7/6/09
START DELIVERY                                                                              6/1/09            8/1/09         10/1/09
FINAL DELIVERY                                                                             7/30/09           9/30/09        11/30/09


                                                                                            2010              2010            2010
FINANCIAL          PARIS 68 IN CONJUNCTION WITH            WILLIAM RAST             SPRING 1 START    SPRING 2 START    SUMMER START
RESPONSIBILITY     WILLIAM RAST
Paris 68           Initial Merchandising Review
                     and Initial SKU Plan                                                 11/07/08          11/07/08        11/07/08
Paris 68           First and subsequent reviews                                           12/22/08          12/22/08        12/22/08
Paris 68           Finalize SKU PLAN- START First
                     Samples                                                              01/05/09          01/05/09        01/05/09
Paris 68           First Samples and Costings due                                         03/06/09          03/06/09        03/06/09
                   LINE FINALIZED                                                         04/05/09          04/05/09        04/05/09
William Rast       Sales Samples complete                  Sales Samples complete         06/21/09          06/21/09        06/21/09
                                                           SELLING START                    7/1/09            7/1/09          7/1/09
                                                           -------------------------------------------------------------------------
                                                           SELLING CUT OFF                 8/28/09          10/28/09        12/28/09
                                                           =========================================================================
Paris 68           Fit Samples due- Final Tech Pack due    Fitting Complete                 9/2/09           11/3/09          1/1/10
William Rast                                               Production  START                9/5/09           11/6/09          1/4/10
START DELIVERY                                                                             12/1/09            2/1/10          4/1/10
FINAL DELIVERY                                                                             1/31/10           3/30/10         5/30/10


                                                                                            2010              2010            2010
FINANCIAL          PARIS 68 IN CONJUNCTION WITH            WILLIAM RAST               FALL 1 START      FALL 2 START   HOLIDAY START
RESPONSIBILITY     WILLIAM RAST
Paris 68           Initial Merchandising Review
                     and Initial SKU Plan                                                 05/10/09          05/10/09        05/10/09
Paris 68           First and subsequent reviews                                           06/24/09          06/24/09        06/24/09
Paris 68           Finalize SKU PLAN- START First
                     Samples                                                              07/08/09          07/08/09        07/08/09
Paris 68           First Samples and Costings due                                         09/06/09          09/06/09        09/06/09
                   LINE FINALIZED                                                         10/06/09          10/06/09        10/06/09
William Rast       Sales Samples complete                  Sales Samples complete         12/22/09          12/22/09        12/22/09
                                                           SELLING START                    1/1/10            1/1/10          1/1/10
                                                           -------------------------------------------------------------------------
                                                           SELLING CUT OFF                 2/28/10           4/28/10         6/28/10
                                                           =========================================================================
Paris 68           Fit Samples due- Final Tech Pack due    Fitting Complete                 3/3/10            5/3/10          7/3/10
William Rast                                               Production  START                3/6/10            5/6/10         7/13/10
START DELIVERY                                                                              6/1/10            8/1/10         10/1/10
FINAL DELIVERY                                                                             7/30/10           9/30/10        11/30/10


                                                                                            2011              2011           2011
FINANCIAL          PARIS 68 IN CONJUNCTION WITH            WILLIAM RAST             SPRING 1 START    SPRING 2 START   SUMMER START
RESPONSIBILITY     WILLIAM RAST
Paris 68           Initial Merchandising Review
                     and Initial SKU Plan                                                 11/07/09          11/07/09       11/07/09
Paris 68           First and subsequent reviews                                           12/22/09          12/22/09       12/22/09
Paris 68           Finalize SKU PLAN- START First
                     Samples                                                              01/05/10          01/05/10       01/05/10
Paris 68           First Samples and Costings due                                         03/06/10          03/06/10       03/06/10
                   LINE FINALIZED                                                         04/05/10          04/05/10       04/05/10
William Rast       Sales Samples complete                  Sales Samples complete         06/21/10          06/21/10       06/21/10
                                                           SELLING START                    7/1/10            7/1/10         7/1/10
                                                           -------------------------------------------------------------------------
                                                           SELLING CUT OFF                 8/28/10          10/28/10       12/28/10
                                                           =========================================================================
Paris 68           Fit Samples due- Final Tech Pack due    Fitting Complete                 9/2/10           11/3/10         1/1/11
William Rast                                               Production  START                9/5/10           11/6/10         1/4/11
START DELIVERY                                                                             12/1/10            2/1/11         4/1/11
FINAL DELIVERY                                                                             1/31/11           3/30/11        5/30/11

                                    EXHIBIT B

                             DESCRIPTION OF SERVICES

I.       DESIGN SERVICES

         A. INITIAL MERCHANDISING REVIEW. An in person meeting with the Company to discuss sales history, trends, price points and other information necessary for Designer to develop a SKU plan for the applicable Season.

         B. INITIAL SKU PLAN. Based on information obtained in the Initial Merchandising Review, Designer shall develop and present to the Company an initial SKU Plan that sets forth the target SKU counts by category, pricing within a pre-determined range, and the raw materials agreed to during the Initial Merchandising Review. The SKU Plan will be maintained by Designer in a format approved by the Company. The total amount of styles in the SKU plan designed by the Designer shall not exceed 300 per year including men's and women's collection.

         C. FIRST AND SUBSEQUENT REVIEWS. One or more in person and telephonic meetings with the Company at which Designer will provide drawings, samples of raw materials and initial prototype samples of garments identified in the initial SKU Plan.

         D. FINAL SKU PLAN. Upon final agreement of all components included in the SKU Plan, Designer shall submit a final SKU Plan for the applicable Season setting forth the final agreement of the parties with respect to all relevant items.

II.      SAMPLING SERVICES

         A. FIRST SAMPLES. Designer will prepare and deliver for each Season all first samples in accordance with the final SKU Plan. The first samples will include an individual sample of each Product fabrication included in the final SKU Plan.

         B. COSTING. Designer will provide estimated FOB costing for each Product at the time first prototype samples are delivered. Designer will provide firm FOB costing for each Product at the time final sales samples are delivered based on estimated production order quantities communicated by the company and any adjustments made after first prototype samples by the Designer.

         C. TECHNICAL SPECIFICATIONS. Designer will provide initial technical specifications for each Product fabrication in the format provided or agreed to by the Company at the time first samples are delivered. This format needs to be agreed upon and implemented before the start of the design process.

         D. LINE FINALIZED. Following delivery of first prototype samples, costing and technical specifications, Designer and the Company shall meet and agree on modifications, if any, following which Designer shall provide:

                  1. LINE SHEETS. Final line sheets for the Season's Products in the format provided or agreed to by the Company before the start of the design process (Designer shall not be responsible for creating any sales material beyond the line sheets needed for production purposes and communication between the client and the Designer); and

                  2. TECH PACKS. Final technical specifications for each Product fabrication in the format provided or agreed to by the Company.

         E. FIT. Designer shall be responsible for fitting all samples to standard size specifications.

         F. FINAL SAMPLES. Designer shall deliver final and approved fit samples for each Product fabrication reflecting all modifications requested by the Company during the sampling process.

III.     SOURCING SERVICES

         A. CONTRACTORS. Designer shall be responsible for introducing the Company to sourcing agents for the production of each Product included in the final SKU Plan for each Season (Company agrees to provide a target LDP cost structure per category at the beginning of the design process). At the time Designer delivers Final Samples for a Season, Designer shall deliver to the Company for each SKU for such Season:

                  1. The name, address, and principal contact person (including individual's name, title, address, telephone number, and email address) of the factory at which such Product may be produced; and

                  2.       The initial costing for production of each SKU.

         B. RAW MATERIAL SUPPLIERS. Designer shall be responsible for introducing the Company to a sourcing agent for the production and delivery of raw materials used in the sales sample production of each Product included in the final SKU Plan for each Season, and will endeavor to locate raw material suppliers with the expertise and cost structure appropriate for production of the Products at the price points identified by the Company. At the time Designer delivers Final Samples for a Season, Designer shall deliver to the Company for each SKU for such Season:

                  1. The name, address, and principal contact person (including individual's name, title, address, telephone number, and email address) of the suppliers of all raw materials for Products that may be produced for such Season; and

                  2.       The initial costing for such raw materials.

(The Company is responsible for the production process after the samples have been delivered to the Company by the Designer and the above information or sourcing has been given to the Company. The Company is responsible for all communication with suppliers after the above time except for communication regarding pre-production fittings of the garments. The Company is responsible for ensuring the suppliers of fabrics and raw materials as well as the suppliers for production are given the order and pre-bookings from the company in a timely manner in order to meet required deadlines. The Company will manage all production after the sampling stage, including but not exclusively: logistics, payments to any sourcing or production agents, final cost negotiations, customs brokerage, letters of credit, production follow up and management in order to ensure deadlines are met.)

IV.      MARKETING SERVICES

         A. Designer will assist the Company, as reasonably requested by the Company from time to time, with the following marketing services:

                  1.       Preparation   of  press  releases   introducing   new
                           Products and marketing campaigns

                  2.       Event  Marketing,   including  Product   advertising,
                           promotions and sponsorships

                  3.       Marketing   Campaigns  in  all   mediums,   including
                           digital, print, point-of-purchase, and collateral material.

The services in II, III, and IV are not included in SECTION 2 (Exclusivity) of the Agreement and the Designer shall not be subject to any restrictions on such services with respect thereto.


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